IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

iShares®

iShares Trust

Supplement dated June 16, 2021 (the “Supplement”)

to the Summary Prospectus and Prospectus, each dated July 31, 2020 (as revised August 17, 2020) and Statement of Additional Information (the “SAI”), dated July 31, 2020 (as revised May 3, 2021), for the iShares U.S. Telecommunications ETF (IYZ) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and the SAI for the Fund.

The following changes for the Fund will be effective on or about September 20, 2021.

Current Underlying Index	New Underlying Index
Dow Jones U.S. Select Telecommunications Index	Russell 1000 Telecommunications RIC 22.5/45 Capped Index

Change in the Fund’s “Principal Investment Strategies”

The first paragraph of the section of the Summary Prospectus and Prospectus entitled “Principal Investment Strategies” for the Fund shall be deleted in its entirety and replaced with the following:

The Fund seeks to track the investment results of the Russell 1000 Telecommunications RIC 22.5/ 45 Capped Index (the “Underlying Index”), which measures the performance of the telecommunications sector of the U.S. equity market, as defined by FTSE Russell (the “Index Provider” or “Russell”). The Underlying Index will include large- and mid -capitalization companies.

The Underlying Index is a subset of the Russell 1000 Index which is a float-adjusted capitalization-weighted index of equity securities issued by approximately the 1,000 largest issuers in the Russell 3000 Index. The Russell 3000 Index measures the performance of the broad U.S. equity market, as defined by Russell.

The Underlying Index uses a capping methodology to constrain at quarterly rebalance: (i) the weights of any single issuer (as determined by Russell) to a maximum of 22.5%, and (ii) the aggregate weight of all issuers that individually exceed 4.5% of the index weight to a maximum of 45%. The weight of one or more securities in the Underlying Index may exceed these constraints due to fluctuations in market value, corporate actions, or other events that change the index composition between quarterly rebalance dates.

A significant portion of the Underlying Index is expected to be represented by securities of companies in the information technology and telecommunications industries or sectors. The components of the Underlying Index are likely to change over time.

The last paragraph of the section of the Summary Prospectus and Prospectus entitled “Principal Investment Strategies” (and immediately preceding the section entitled “Industry Concentration Policy”) for the Fund shall be deleted in its entirety and replaced with the following:

The Underlying Index is sponsored by Russell, which is part of the London Stock Exchange Group and is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

Change in the Fund’s “Construction and Maintenance of the Underlying Indexes”

The section entitled “Dow Jones U.S. Select Telecommunications Index” on page 38 of the SAI shall be deleted in its entirety.

The following shall be added to the section of the SAI entitled “The Russell Indexes” starting on page 45 of the SAI:

Russell 1000 Telecommunications RIC 22.5/45 Capped Index

Number of Components: approximately 24

Index Description. The Russell 1000 Telecommunications RIC 22.5/45 Capped Index is designed to measure the performance of large- and mid-capitalization companies in the telecommunications sector of the U.S. equity market. It is a subset of the market capitalization-weighted Russell 1000 Index. The Underlying Index uses a capping methodology to constrain at quarterly rebalance: (i) the weights of any single issuer (as determined by Russell) to a maximum of 22.5%, and (ii) the aggregate weight of all issuers that individually exceed 4.5% of the index weight to a maximum of 45%.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-IYZ-0621

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE